Deferred Revenue and Deferred Revenue-Related Party	12 Months Ended
Dec. 31, 2011
Deferred Revenue and Deferred Revenue-Related Party [Abstract]
Deferred Revenue and Deferred Revenue-Related Party [Text Block]

14.	Deferred Revenue and Deferred Revenue - Related Party:

Deferred revenue in the accompanying consolidated balance sheet as at December 31, 2011 and 2010 was $590 and $1,452, respectively. The amounts represent cash received from charterers prior to the balance sheet dates and relate to revenue applicable to periods after such dates.

Deferred revenue — related party in the accompanying consolidated balance sheet as at December 31, 2011 and 2010 was $142 and $1,041, respectively. The amounts represent cash received from Swissmarine and SAMC, respectively, prior to the balance sheet dates and relate to revenue applicable to periods after such dates.